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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    FORM 8-K



 [X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934




                                 June 4,  1999
               ------------------------------------------------
               Date of Report (Date of earliest event reported)



                      ANTHONY CRANE RENTAL HOLDINGS, L.P.
             (Exact Name of Registrant as Specified in Its Charter)



                                  PENNSYLVANIA
                       ---------------------------------
                        (State or Other Jurisdiction of
                         Incorporation or Organization)


                                                        25-1814367
------------------------                   ---------------------------------
(Commission File Number)                   (IRS Employer Identification No.)

                             1165 CAMP HOLLOW ROAD
                            WEST MIFFLIN, PA 15122
                   (Address of Principal Executive Offices)

                                (412) 469-3700
             (Registrant's Telephone Number, Including Area Code)



                                      N/A
                       --------------------------------
         (Former Name of Former Address if Changed Since Last Report)
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ITEM 2.  Acquisition or Disposition of Assets

  On June 4, 1999, Anthony Crane Rental Holdings, L.P. ("Holdings"), through ACR/Dunn Acquisition, Inc., a wholly owned subsidiary of Anthony Crane Rental, L.P. (ACR), which is wholly-owned by Holdings, (collectively, the "Company") purchased substantially all of the assets and assumed substantially all of the liabilities and obligations relating to the operations of the businesses of Dunn Equipment, Inc., Texas Matt & Rigging, Inc., J. Dunn and J. Dunn, Inc., Houston Industrial Services, Inc., and D & D Leasing, Inc., (collectively the "Dunn Companies"), privately-owned companies headquartered in Texas City, Texas. Accordingly, the acquisition has been accounted for using the purchase method of accounting. The Dunn Companies engaged in the business of selling, renting and leasing crane and lifting equipment, small tools and other equipment. The Dunn Companies had annual net revenues of approximately $20.6 million in 1998.

  The purchase price at closing was $30.6 million in cash, which was funded from borrowings under ACR's existing credit facilities. The asset purchase agreement, which contains customary representations, warranties and indemnities, also provides for certain possible working capital and other post-closing adjustments.


ITEM 7.  Financial Statements and Exhibits

A.  Financial statements of businesses acquired /(1)/

B.  Pro forma financial information /(1)/

C.  Exhibits
  2.01 Asset Purchase Agreement among DAI Statutory Trust and ACR/Dunn Acquisition, Inc., dated June 4, 1999, filed herewith.

  /(1)/ The financial statements of the businesses acquired and pro forma financial information required by Item 7(a) and Item 7(b) are not included herein and such information will be filed within sixty days via an amendment to this Form 8-K.


                                   SIGNATURES

  Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  Date:  June 18, 1999                 ANTHONY CRANE RENTAL HOLDINGS, L.P.



                                       By:/s/David W. Mahokey
                                          _____________________________________
                                          David W. Mahokey
                                          President and Chief Operating Officer
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                                 EXHIBIT INDEX

  2.01 Asset Purchase Agreement among DAI Statutory Trust and ACR/Dunn Acquisition, Inc., dated June 4, 1999, filed herewith. Omitted Schedules and Exhibits will be provided supplementally to the Commission upon request.